EXHIBIT 10.3

BILL OF SALE AND ASSIGNMENT

FOR GOOD AND VALUABLE CONSIDERATION, EuGene Gant, (“Seller”), whose address is 1181 71st Street, Miami Beach, Florida 33141, hereby grants, bargains, sells, conveys, transfers and delivers to ASTIKA MUSIC ENTERTAINMENT, INC., a Florida corporation (“Purchaser”), all of my right, title and interest in and to the seven (7) musical compositions included on the album entitled, “EuGenius SOL Presents: Green & Healthy”, set forth on Exhibit A attached hereto, which shall be free and clear of any liens, claims or encumbrances thereon, for a purchase price in the amount of Five Thousand Dollars ($5,000.00), the receipt and sufficiency of which are hereby acknowledged.  Seller represents, warrants, covenants and agrees that if at any time after the date hereof any further action is necessary or desirable to carry out the purpose of this Bill of Sale and Assignment, Seller shall execute and deliver such further instruments or documents and take all such actions, as requested by Purchaser in its sole and absolute discretion.
IN WITNESS WHEREOF, the undersigned seller has caused this Bill of Sale and Assignment to be executed on the 15th day of June, 2012.

SELLER:

/s/ EuGene Gant
      EUGENE GANT

EXHIBIT A

MUSICAL COMPOSITIONS

The following seven musical compositions contained on the album, “EuGenius SOL Presents:  Green and Healthy”, which are as follows:

Har Haray Haree

WaHe GuRu

Love Boom

The Hari Train

Eck Ong Kar Funk

See The Lumen

Glow

A - 1